INCOME TAXES	12 Months Ended
Jan. 02, 2016
INCOME TAXES
INCOME TAXES

NOTE 8:  INCOME TAXES

Income (loss) before provision (benefit) for income taxes consisted of the following:

	Fiscal Years Ended
In thousands	January 2, 2016	January 3, 2015	December 28, 2013
United States	$43,198	$(6,165)	$(34,370)
International	(16,962)	(1,488)	(2,358)

Total	$26,236	$(7,653)	$(36,728)

The provision (benefit) for income taxes was as follows:

	Fiscal Years Ended
In thousands	January 2, 2016	January 3, 2015	December 28, 2013
Current:
Federal	$89	$(77,366)	$686
Foreign	3,686	809	(2,326)
State and local	279	(7,472)	742

Total Current(a)	4,054	(84,029)	(898)
Deferred:
Federal	1,544	1,883	(626)
Foreign	(1,641)	(2,722)	(437)
State and local	571	489	(2,602)

Total Deferred	474	(350)	(3,665)

	$4,528	$(84,379)	$(4,563)

(a)	Includes a net $87.4 million reduction in the reserve for uncertain tax positions, resulting from the expiration of the related statutes of limitations in the year ended January 3, 2015.

The Company files a consolidated federal income tax return. Deferred income tax assets and liabilities represent the tax effects of revenues, costs and expenses, which are recognized for tax purposes in different periods from those used for financial statement purposes.

The effective income tax rate differed from the statutory federal income tax rate as follows:

	Fiscal Years Ended
	January 2, 2016	January 3, 2015	December 28, 2013
Federal tax at statutory rate	35.0%	35.0%	35.0%
State and local income taxes, net of federal benefit	1.1	97.6	7.2
Officer and share-based compensation	(5.8)	226.4	—
Change in valuation allowance	(72.5)	(185.7)	(13.2)
Unrecognized tax benefits	0.1	1,010.9	(1.9)
Rate differential on foreign income	30.4	(46.8)	(15.0)
Gain on disposition of subsidiary	18.0	—	—
Conversion of debt to equity	—	—	(1.5)
Indefinite-lived intangibles	8.3	(31.0)	4.8
Other, net	2.7	(3.9)	(3.0)

	17.3%	1,102.5%	12.4%

The components of net deferred taxes arising from temporary differences were as follows:

In thousands	January 2, 2016	January 3, 2015
Deferred tax assets:
Inventory valuation	$10,762	$9,212
Nondeductible accruals	9,975	10,363
Share-based compensation	20,824	11,827
Net operating loss carryforward	280,280	300,825
Goodwill	5,682	5,603
Capital loss carryforward	83,099	68,839
Unrealized gains	17,532	8,413
Other	13,114	9,580

Total deferred tax assets	441,268	424,662

Deferred tax liabilities:
Trademarks and other intangibles	(18,395)	(17,622)
Property and equipment	(4,711)	(5,632)
Other	(8,205)	(2,746)

Total deferred tax liabilities	(31,311)	(26,000)

Less: Valuation allowance	(425,761)	(415,173)

Net deferred tax liability	$(15,804)	$(16,511)

The table of deferred tax assets and liabilities shown above does not include certain deferred tax assets as of January 2, 2016, and January 3, 2015, that arose from tax deductions related to share-based compensation that are greater than the compensation expense recognized for financial reporting. The deferred tax adjustment of that difference was $44.3 million and $44.7 million as of January 2, 2016 and January 3, 2015, respectively.

As of January 2, 2016, the Company and its domestic subsidiaries had net operating loss and foreign tax credit carryforwards of $738.7 million (federal tax effected amount of $258.5 million) for federal income tax purposes that may be used to reduce future federal taxable income. As of January 2, 2016, the cumulative amount of tax deductions related to share-based compensation and the corresponding compensation expense adjustment for financial reporting was $113.8 million (federal tax effected amount of $39.8 million). The net operating loss for federal income tax purposes will begin to expire in 2028.

As of January 2, 2016, the Company and certain of its domestic subsidiaries recorded a $64.9 million deferred tax asset related to net operating loss carryforwards for state income tax purposes that may be used to reduce future state taxable income. The net operating loss carryforwards for state income tax purposes begin to expire in 2016.

As of January 2, 2016, certain of the Company's foreign subsidiaries recorded an $1.1 million deferred tax asset related to net operating loss carryforwards for foreign income tax purposes that may be used to reduce future foreign taxable income. The net operating loss carryforwards for foreign income tax purposes begin to expire in 2016.

As of January 2, 2016, the Company had total deferred tax assets related to net operating loss carryforwards of $280.3 million, of which $218.7 million, $60.5 million and $1.1 million were attributable to federal, domestic state and local, and foreign subsidiaries, respectively.

As of January 2, 2016, the Company and its subsidiaries recorded valuation allowances in the amount of $425.8 million against its net operating loss and other deferred tax assets due to of its history of pretax losses and inability to carry back tax losses or credits for refunds. This represents a total increase in the valuation allowance of $10.6 million compared to the balance at January 3, 2015.

The Company has not provided for deferred taxes on the outside basis difference in its investments in foreign subsidiaries that are essentially permanent in duration. As of January 2, 2016, there were no unremitted earnings. It is not practicable to determine the amount of income taxes that would be payable in the event such outside basis differences reverse or unremitted earnings are repatriated.

The Company did not provide deferred taxes on the outside basis difference in its former investment in Lucky Brand. The Company's outside basis difference would result in the recording of a deferred tax asset with an offsetting valuation allowance. Due to the terms of the stock purchase agreement for the purchase of Lucky Brand shares, the buyer caused the Company to treat the transaction as a deemed sale of assets, and as a result, the deferred tax asset would not be recognizable.

Changes in the amounts of unrecognized tax benefits are summarized as follows:

	Fiscal Years Ended
In thousands	January 2, 2016	January 3, 2015	December 28, 2013
Balance as of beginning of period	$9,224	$84,108	$85,999
Increases from prior period positions	1,305	32	1,436
Decreases from prior period positions	(823)	—	(4,348)
Increases from current period positions	243	—	2,000
Decreases relating to settlements with taxing authorities	—	—	(153)
Reduction due to the lapse of the applicable statute of limitations	(893)	(74,916)	(826)

Balance as of end of period(a)	$9,056	$9,224	$84,108

(a)

As of January 2, 2016 and January 3, 2015, liabilities associated with the amounts are included within Income taxes payable and Other non-current liabilities on the accompanying Consolidated Balance Sheets.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the provision for income taxes. For the year ended January 2, 2016, the Company increased its accruals for interest and penalties by $0.7 million and $0.2 million, respectively. For the year ended January 3, 2015, the Company decreased its accruals for interest and penalties by $10.6 million and $1.6 million, respectively. For the year ended December 28, 2013, the Company increased its accruals for interest and penalties by $2.5 million and $0.1 million, respectively. At January 2, 2016 and at January 3, 2015, the accrual for interest was $2.5 million and $1.8 million, respectively and the accrual for penalties was $1.3 million and $1.1 million, respectively.

The total amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate is $9.1 million. The Company expects to reduce the liability for unrecognized tax benefits by an amount between $0.7 million and $3.5 million within the next 12 months due to either settlement or the expiration of the statute of limitations.

The Company files tax returns in the US Federal jurisdiction and various state and foreign jurisdictions. A number of years may elapse before an uncertain tax position, for which the Company has unrecognized tax benefits, is audited and finally resolved. While it is difficult to predict the final outcome or the timing of resolution of any particular uncertain tax position, the Company believes that the unrecognized tax benefits reflect the most likely outcome. These unrecognized tax benefits, as well as the related interest, are adjusted in light of changing facts and circumstances. Favorable resolution would be recognized as a reduction to the effective tax rate in the period of resolution.

The number of years with open tax audits varies depending upon the tax jurisdiction. The major tax jurisdictions include the US, Japan, United Kingdom and Canada. The Company is generally no longer subject to US Federal examination by the Internal Revenue Service ("IRS") for the years before 2010 and, with few exceptions, this applies to tax examinations by state authorities for the years before 2010. The Company filed amended US Federal tax returns for 2005, 2006 and 2007 to convert expiring foreign tax credits into foreign tax deductions. The result of the amended returns increased the Company's US Federal net operating loss carryforwards by $47.0 million. As a result, the IRS has the ability to reopen its past examinations of those years. In addition, the IRS and other taxing authorities can also subject the Company's net operating loss carryforwards to further review when such net operation loss carryforwards are utilized.